Exhibit 10.3

November 12, 2015

This Letter Agreement is between Darling Capital, LLC (the “Investor”) and HydroCarb Energy Corporation (the “Company”).

NOW THEREFORE the parties agree as follows:

1.
The Investor hereby grants the Company the first of three (3) 30 day conversion moratorium option for the 30 days beginning on the 6 month anniversary of the $200,000 note purchased on even date herewith.  If the Company decides to exercise the first conversion moratorium option, it must notify the Investor of its intent to do so no later than 10 trading days prior to the 6 month anniversary of the note and wire the sum of $20,000 to the Investor no later than 5 trading days prior to the 6 month anniversary of the Note.

2.
Upon timely receipt of the option exercise notice and the timely receipt of the $20,000, the Investor agrees it shall not convert the $200,000 note for a period of 30 days commencing on the 6 month anniversary of the $200,000 note.

3.
The Investor hereby grants the Company the second of three (3) 30 day conversion moratorium option for the 30 days beginning on the 7 month anniversary of the $200,000 note purchased on even date herewith.  If the Company decides to exercise the second conversion moratorium option, it must notify the Investor of its intent to do so no later than 10 trading days prior to the 7 month anniversary of the note and wire the sum of $20,000 to the Investor no later than 5 trading days prior to the 7 month anniversary of the Note.

4.
Upon timely receipt of the 2nd option exercise notice and the timely receipt of the $20,000, the Investor agrees it shall not convert the $200,000 note for a period of 30 days commencing on the 7 month anniversary of the $200,000 note.

5.
The Investor hereby grants the Company the third of three (3) 30 day conversion moratorium option for the 30 days beginning on the 8 month anniversary of the $200,000 note purchased on even date herewith.  If the Company decides to exercise the third conversion moratorium option, it must notify the Investor of its intent to do so no later than 10 trading days prior to the 8 month anniversary of the note and wire the sum of $20,000 to the Investor no later than 5 trading days prior to the 8 month anniversary of the Note.

6.
Upon timely receipt of the 3rd option exercise notice and the timely receipt of the $20,000, the Investor agrees it shall not convert the $200,000 note for a period of 30 days commencing on the 8 month anniversary of the $200,000 note.

7.	This letter agreement shall be governed by the laws of the State of New York. Venue shall be had in the federal and state courts of New York.

Darling Capital, LLC	HydroCarb Energy Corporation
/s/ Kent P. Watts
Yehuda Marrus, Director	Kent Patrick Watts, CEO